1.   Purpose.

     Redman Industries, Inc., a Delaware corporation (the "Company"), by means of this 1993 Stock Option Plan (the "Plan"), desires to afford certain individuals and directors and key employees of the Company and any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired (such parent and subsidiary corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     The stock options described in Sections 6, 7 and 8 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

2.   Administration.

     The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer this Plan (the "Committee"). The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of
Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. The Committee shall be comprised exclusively of "outside directors", as such term is used in connection with Section 162(m) of the Code. Whenever the Company shall have a class of equity securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be required to also be a "disinterested person" to administer the Plan within the meaning of Rule 16b-3, as amended, or other applicable rules under Section 16(b) of the Exchange Act, and the Committee shall administer the Plan so as to comply at all times with the Exchange Act.

     The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 may require from time to time.

3.   Shares Available.

     Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") which may be granted for all purposes under the Plan shall be three hundred fifty thousand (350,000) shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including, without limitation, the expiration of such Option, the termination of such Option prior to exercise or the forfeiture of such Option, such shares shall thereafter be available for grants to such individual or other individuals under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury or (iii) issued shares of Common Stock reacquired by the Company in each situation as the Board of Directors or the committee may determine from time to time at its sole option.

4.   Eligibility and Bases of Participation.

     Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

     Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including, without limitation, an individual, firm, company, corporation, partnership, trust or other entity (collectively, a "Person"), other than an Outside Director Participant (as defined below), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting or advisory services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that such Person has a direct and significant effect on the financial development of the Company or any Related Entity.

     Grants of Non-Qualified Options shall be made, subject to and in accordance with Section 8, to individuals not regularly employed by the Company who serve as directors of the Company
("Outside Director Participants").

     The adoption of this Plan shall not be deemed to give any Person a right to be granted any options.

5.   Authority of Committee.

     Subject to and not inconsistent with the express provisions of the Plan, the Code and Rule 16b-3, the Committee shall have plenary authority, in its sole discretion, to:

     a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical);

     b. require, as a condition to the granting of any Option, that the person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option or any other "derivative security" (as defined by Rule 16a-l(c) under the Exchange Act) for a period of six (6) months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not a fixed at the date of grant of such Option;

     c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

     d. provide the establishment of procedures for an optionee (1) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option (other than an Incentive Option) that number of shares having a Fair Market Value (as defined in Section 12) which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price, and (2) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having a Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided, however, that in the case of an Incentive Option, no stock shall be used to pay the exercise price unless such shares were not acquired through the exercise of an Incentive Option or, if so acquired, have been held for more than two years since the grant of such Option and for more than one year since the exercise of such Option;

     e. provide the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option (other than an Incentive Option) to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company in connection with such exercise;

     f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

     g. make all determinations, perform all other acts, exercise all other powers and establish any other procedures determined by the Committee to be necessary, appropriate or advisable in administering the Plan or for the conduct of the Committee's business.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, however, that whenever the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Committee may not delegate any duties to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act.

The Committee may employ attorneys, consultants, accountants, or other persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received grants under the Plan, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.   Stock Options for Key Employees.

     Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole discretion, to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options") or to grant both types of Options to Key Employees. No Incentive Option shall be granted pursuant to this Plan more than ten (10) years after the earlier of ten years from the date of adoption of the Plan or ten (10) years from the date of approval of the Plan by the shareholders of the Company. Notwithstanding anything in this Plan to the contrary, Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to the following:

     a. Maximum Number of Shares. Subject to the adjustment provisions contained in Section 10, the aggregate number of shares of Common Stock with respect to which Options granted pursuant to the Plan to any Key Employee are exercisable shall not exceed 150,000.

     b. Option Price. The Committee shall establish the option price at the time any Incentive Option or Non-Qualified Option is granted at such amount as the Committee in its sole discretion shall determine, subject to the following limitations.
          The option price for each share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than the greater of (i) the par value per share of such stock and (ii) one hundred percent (100%) of the Fair Market Value per share at the date such Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive option is granted, owns shares of the Company or any Related Entity which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any Related Entity, the purchase price for each share shall be such amount as the committee, in its best judgment, shall determine to be not less than the greater of (i) the par value per share of such stock and (ii) one hundred ten percent (110%) of the Fair Market Value per share at the date the Option is granted. The Option price will be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

     c. Payment. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable (i) in cash or by an equivalent means acceptable to the Committee, (ii) on the Committee's prior consent, by delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.e. of the Plan and subject to certain limitations with respect to Incentive Options described in such Section 5.e. or (iii) by any combination of clauses (i) and (ii). Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

     d. Continuation of Employment. Each Non-Qualified Option granted to a Key Employee by its terms shall require the optionee to remain in the continuous employ of the Company, or any Related Entity, for a period of six (6) months, or such other such period, if any, as the Committee in its sole discretion may determine, from the date of grant of the Option before the right to exercise any part of the Option will accrue. Each Incentive Option by its terms shall require the optionee to remain in the continuous employ of the Company or any Related Entity, from the date of grant of the Incentive Option until no more than three months prior to the date of exercise of the Incentive Option.

     e. Exercisability of Stock Option. Subject to Section 9, each Option shall be exercisable in one or more installments as the Committee in its sole discretion may determine at the time of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option, or such other period (in the case of Non-Qualified Options) or such shorter period (in the case of Incentive Options) as the Committee in its sole discretion may determine; provided, however, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Related Entity, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

     f. Death. In the event of the death of any optionee, the estate of such optionee, or a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right, at any time and from time to time within six (6) months after the date of death, or such other period, if any, as the Committee in its sole discretion may determine (but not after the expiration date of the Option), to exercise such optionee's Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of his death. In the case of an Incentive Option, the estate of an optionee, or a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, is not required to exercise the Incentive Option within three months of the end of the optionee's continuous employment by the Company or a Related Entity, as is otherwise required by Section 6.d.

     g. Disability. If the employment of any optionee is terminated because of Disability (as defined in Section 12), such optionee shall have the right, at any time and from time to time within six (6) months after the date of termination, or such other period, if any, as the Committee in its sole discretion may determine (or within a maximum of one (1) year after the date of such termination in the case of an Incentive Option) (but not after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of such termination.

     h. Retirement. If an optionee retires (as defined in Section 12) from the Company or any Related Entity,
          (i) all Options held by such optionee on the date of his retirement shall become exercisable and (ii) such optionee shall have the right, within one (1) year (in the case of NonQualified Options) or three
          (3) months (in the case of Incentive Options) after the date of his retirement (but in no event after the expiration date of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the options held by such optionee immediately prior to the time of retirement.

     i. Other Termination or For Cause. If the employment of an optionee is terminated for any reason other than those specified in subsections 6(f), (g) and
          (h) above, such optionee shall have the right, within thirty (30) days after the date of such termination, or such other period, if any, as the Committee in its sole discretion may determine (or a maximum of three (3) months in the case of an Incentive Option) (but not after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of such termination, except that, unless the Committee in its sole discretion provides otherwise, if such optionee's employment was terminated by the Company or any Related Entity for good cause (as defined below), or if the optionee voluntarily terminates employment without the consent of the Company or any Related Entity (of which fact the Committee shall be the sole judge), such optionee shall immediately forfeit all rights under his option except as to the shares of stock already purchased. Termination for "good cause" shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful failure to execute or comply with the policies of the Company or his stated duties as established by the Board of Directors or the President of the Company, or intentional failure to perform his stated duties; or
          (D) illegal use of a controlled substance by the optionee. The determination that there exists "good cause" for termination shall be made by the Option Committee (unless otherwise agreed to in writing by the Company and the optionee) and such determination shall be conclusive.

     j. Maximum Exercise. The aggregate Fair Market Value of stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity shall not exceed $100,000.

7. Stock Option Grants to Eligible Non-Employees. Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole discretion, to grant Non-Qualified Options to Eligible Non-Employees; provided, however, that whenever the Company has any class of equity securities registered pursuant to Section 12 of the Exchange
Act, no Eligible Non-Employee then serving on the Committee
(or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such options would cause such Eligible Non-Employee to no longer be a "disinterested person" as set forth in Section 2 hereof. The terms and conditions of the Options granted under this Section
7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section
7 shall be subject to the following:

     a. Maximum Number of Shares. Subject to the adjustment provisions contained in Section 10, the aggregate number of shares of Common Stock with respect to which Options granted pursuant to the Plan to any Eligible Non-Employee are exercisable shall not exceed 150,000.

     b. Option Price. The Committee shall establish the option price at the time any Non-Qualified Option is granted at such amount as the Committee in its sole discretion shall determine, subject to the following limitations. The option price for each share purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than the greater of (i) the par value per share of such stock and (ii) one hundred percent (100%) of the Fair Market Value per share at the date such Option is granted.

     c. Payment. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable (i) in cash or by an equivalent means acceptable to the Committee, (ii) on the Committee's prior consent, by delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.e. of the Plan or (iii) by any combination of clauses (i) and
          (ii). Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

     d. Exercisability of Stock Option. Subject to Section 9, each Option shall be exercisable in one or more installments as the Committee in its sole discretion may determine at the time of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option, or such other period as the Committee in its sole discretion may determine.

     e. Death. In the event of the death of any optionee, the estate of such optionee shall have the right, at any time and from time to time within six (6) months after the date of death, or such other period, if any, as the Committee in its sole discretion may determine (but not after the expiration of the option), to exercise such optionee's Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of his death.

     f. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated because of Disability, such optionee shall have the right, at any time and from time to time within six (6) months after the date of the optionee's termination, or such other period, if any, as the Committee in its sole discretion may determine (but in no case after the expiration of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of such termination.

     g. Other Termination or For Cause. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated for any reason other than those specified in subsections 7(f) and (g) above, such optionee shall have the right, within thirty (30) days after the date of such termination, or such other period, if any, as the Committee in its sole discretion may determine (but not after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to such termination, except that if such optionee voluntarily terminates his service without the consent of the Company or any Related Entity (of which fact the Committee shall be the sole judge), then such optionee shall immediately forfeit his rights under his Option except as to the shares of stock already purchased.

     h.   Ineligibility for Other Grants.  Any Eligible
          Non-Employee who receives an Option pursuant to this
          Section 7 shall be ineligible to receive any Options under any other Section of the Plan.

     i. The Committee. The provisions of this Section 7 shall be administrated by the Committee solely in accordance with the terms hereof; provided, however, that the Committee shall maintain the authority to interpret this Section of the Plan and to make all determinations permitted by this Section 7 or deemed necessary for its administration.

     j. Amendment. Whenever the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, the provisions of this Section 7 shall not be amended more than one time in any six month period, other than to comport with amendments to the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the rules and regulations thereunder.

8. Stock Option Grants to Outside Director Participants. Subject to the express provisions of this Plan, commencing with the Annual Meeting of the Company's stockholders to be held in 1994, each person who is serving as an Outside Director Participant on the third trading day following the later of (i) the date on which the Annual Meeting of the Company's stockholders or any adjournment thereof is held in any year and (ii) the date on which the Company publicly announces the results of operations of the Company for the fiscal quarter immediately preceding such Annual Meeting, shall automatically be granted an Option to purchase 1,000 shares of Common Stock. In addition, but without duplication with respect to the foregoing grant to existing Outside Directors, an initial grant of an Option to purchase 5,000 shares of Common Stock shall automatically be granted to each individual who is first elected an Outside Director on the third trading date following the effective date of such election. The terms and conditions of the Options granted to outside Director Participants hereunder shall be determined from time to time by the Committee; provided, however, that the Options granted hereunder shall be Non-Qualified Options and shall be subject to the following:

     a. Maximum Number of Shares. Subject to the adjustment provisions contained in Section 10, the aggregate number of shares of Common Stock with respect to which Options granted pursuant to the Plan to any Outside Director Participant are exercisable shall not exceed 30,000.

     b. Option Price. The Committee shall establish the option price at the time any Non-Qualified Option is granted at such amount as the Committee in its sole discretion shall determine, subject to the following limitations. The option price for each share purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than the greater of (i) the par value per share of such stock and (ii) one hundred percent (100%) of the Fair Market Value per share at the date such Option is granted. The Option price will be subject to adjustment in accordance with the provisions of
          Section 10 of the Plan.

     c. Payment. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable (i) in cash or by an equivalent means acceptable to the Committee, (ii) on the Committee's prior consent, by delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.e. of the Plan or (iii) by any combination of clauses (i) and
          (ii). Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

     d. Exercisability of Stock Option. Subject to subsections (e), (f) and (g) below, (i) fifty percent (50%) of each Option shall be exercisable within one (1) year after the date of the grant,
          (ii) an additional twenty-five percent shall be exercisable within two (2) years after the date of the grant and (iii) the remainder shall be exercisable three (3) years after the date of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of five (5) years from the date of grant of the Option.

     e. Death. In the event of the death of an Outside Director Participant, (i) all Options held by such optionee on the date of death shall become exercisable and (ii) the estate of such optionee shall have the right within one (1) year after the date of death (but in no event after the expiration of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of his death.

     f. Disability. If an Outside Director Participant's service as a director of the Company is terminated because of Disability, (i) all options held by such optionee as of the date of such termination shall become exercisable and (ii) such optionee shall have the right within one (1) year after the date of such termination (but in no event after the expiration of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of such termination.

     g. Retirement. If an outside Director Participant retires (as defined in Section 12) from the Company,
          (i) all Options held by such optionee on the date of his retirement shall become exercisable and (ii) such optionee shall have the right, within one (1) year after the date of his retirement (but in no event after the expiration date of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of retirement.

     h. Other Termination or For Cause. In the event an Outside Director Participant is terminated for any reason other than those specified in subsections 8(e), (f) or (g) above, such optionee shall have the right, within thirty (30) days after the date, of such termination (but in no event after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to such termination; provided, however, that if the optionee is removed from office for cause by action of the stockholders of the company in accordance with its by-laws and the General Corporation Law of the State of Delaware, or if such optionee voluntarily terminates his service without the consent of the Company (of which fact the Committee shall be the sole judge), then such optionee shall immediately forfeit his rights under his Option, except as to the shares of common stock of the Company already purchased thereunder.

     i.   Ineligibility for Other Grants.  Any Outside
          Director Participant who receives an Option pursuant to this Section 8 shall be ineligible to receive any other Option under any other Section of this Plan.

     j. The Committee. The provisions of this Section 8 shall be administered by the Committee solely in accordance with the terms hereof; provided, however, that the Committee shall maintain the authority to interpret this Section of the Plan and to make all determinations permitted by this Section 8 or deemed necessary for its administration.

     k. Amendment. Whenever the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, the provisions of this Section 8 shall not be amended more than one (1) time in any six (6) month period, other than to comply with amendments to the Code, ERISA or the rules and regulations thereunder.

9.   Change of Control.

     Any option agreement pursuant to which an Option is granted under the Plan (an "Option Agreement") may provide that upon the occurrence of an event constituting a Change of Control (as defined in Section 12), the optionee shall become immediately fully vested in all unexercised Options granted pursuant to the Plan; provided, however, that with respect to any Incentive Stock Option, such Option shall become exercisable under this Section 9 only to the extent that such accelerated exercisability does not result in such Option's failing to comply with Section 6.j., unless the optionee consents to such result.

10.  Adjustment of Shares.

     In the event there is any change in the Common Stock by reason of any consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company, the number or kind of shares or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event, provided that each optionee's position with respect to the Option and the per share price' or value thereof shall not, as a result of such adjustment, be worse than it had been immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

     In the event of a Change of Control or a merger between the Company and another corporation in which the Company is not the surviving entity and where any optionee holds Options issued pursuant to this Plan which have not been exercised, the Company shall cause such Options to be cancelled and replacement Options to be issued by the surviving entity or a Related Entity.

11.  Miscellaneous Provisions.

     a. Assignment or Transfer. No grant of any "derivative security" (as defined by Rule 16a-l(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution. During the lifetime of an optionee, Options granted hereunder shall be exercisable only by the optionee.

     b. Investment Representation. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Stock issuable upon exercise of an Option, is not in effect at the time such Option is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such Common Stock to the exercising optionee, such optionee must deliver to the Secretary of the Company a written statement (i) representing and warranting that such Common Stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging and confirming that such Common Stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agreeing that the certificates representing such Common Stock shall bear a legend to the effect of the foregoing. Notwithstanding anything in this Plan to the contrary, the Company shall not be required to deliver Common Stock pursuant to any exercise of an Option if such action would, in the opinion of counsel to the Company, result in a violation of any state or federal securities law, and the Company may require that the exercising optionee deliver any such written representations, written covenants and other documents as the Company or its counsel deems reasonably necessary,, if any, including, without limitation, an opinion of counsel reasonably satisfactory to the Company to the effect that such delivery of stock would not result in a violation of any state or federal securities laws. If, subsequent to the delivery by an optionee of the written statement described in the preceding paragraph, the Common Stock issuable upon exercise of an Option is registered under the Securities Act, the Company may release such optionee from such written statement.

     c. Securities Act Legend. Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER & THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

          This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act.

     d. Legend for Restrictions on Transfer. Each certificate representing shares issued to an optionee pursuant to an Option granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Option Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Section ll.d., such as:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED 111993 REDMAN INDUSTRIES, INC. STOCK OPTION PLAN" AS ADOPTED BY REDMAN INDUSTRIES, INC. (THE "CORPORATION") ON SEPTEMBER _, 1993, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND [HOLDER] DATED _________, 199_, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     e. Withholding Taxes. In the case of distributions of Common Stock or other securities hereunder, the Company, as a condition of such distribution, may require the payment (through withholding from the optionee's salary, payment of cash by the optionee, reduction of the number of shares of Common Stock or other securities to be issued (except in the case of an Incentive Option), or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.

     f. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

     g.   Funding of Plan.  The Plan shall be unfunded.  The
          Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

     h. Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

     i. Vesting. Except as otherwise provided herein, an Option granted pursuant to the Plan shall vest and, hence, become exercisable as determined by the Board of Directors or the Committee.

     j. Effect on Employment. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

     k. Noncompetition. Any Option Agreement may contain, among other things, provisions prohibiting optionees from competing with the Company or any Related Entity in a form or forms acceptable to the Option Committee, in its sole discretion.

12.  Definitions.

     a. "Fair Market Value" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the value of such Common Stock on such date as determined by the Committee in good faith.

     b. "Disability" shall be construed under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and the optionee; provided, however, that in the case of an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

     c. A "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan, (A) any "person" (as such term is defined in Section 13(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Company's outstanding Common Stock or (y) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities, or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors unless the election of each new director was nominated or ratified by at least two-thirds of the directors still in office who were directors at the beginning of such two-year period; provided, however, that in the case of an Outside. Director Participant, the failure of such an Outside Director Participant nominated for re-election by management to be re-elected in a contested proxy contest also shall constitute a Change of Control as to such Outside Director Participant.

     d. "Retirement" shall mean (i) with respect to any Key Employee, the termination of employment of such person from the Company or any Related Entity, who at the time of such termination is at least fifty-five
          (55) years of age and who has completed at least ten (10) years of service (at least 1,000 in any fiscal year) with the Company, any Related
          Entity or any combination thereof or (ii) with respect to any Outside Director Participant, either failure of the Company to retain or nominate for re-election such Outside Director Participant or such director is ineligible to run for re-election pursuant to the Company's by-laws.

13.  Amendment of Plan.

     Subject to Sections 7.k. and 8.k., the Board of Directors, with the consent of the Option Committee, shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that (i) no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum option price in the case of an Incentive Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Options, unless such amendment is made by or with the approval of the stockholders, and (ii) no amendment shall be made which shall adversely affect the Plan's qualification under Section 162(m)(4)(C) of the Code. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act or
(iii) to maintain qualification under Section 162(m)(4)(C) of the Code. No amendment, modification, suspension or termination of the Plan shall alter or impair any options previously granted under the Plan, without the consent of the holder thereof.

14.  Effective Date.

     The Plan shall become effective at the latest of the following dates: (i) the date on which more than fifty percent (50%) of the shareholders of the Company entitled to vote thereon approve the Plan and (ii) the date on which the Option Committee, comprised exclusively of two or more "outside directors" (within the meaning of Section 162(m) of the Code), adopts and ratifies the Plan (the "Effective Date"); provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or by written consent within twelve (12) months before or after the Effective Date, the Plan and any Options granted thereunder shall terminate. No Options shall be granted hereunder prior to the Effective Date.

      REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.


     IT WITNESS WHEREOF, Redman Industries, Inc., acting by and through its officer hereunto duly authorized, has executed this instrument, as of the 15th day of September, 1993.


                                REDMAN INDUSTRIES, INC.

                                By: /S/ FERGUS J. WALKER, JR.

                                Name:  Fergus J. Walker, Jr.
                                Title: Executive Vice
President